Exhibit No. 99

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                                        WFMBS MORTGAGE LOAN POOL
                            20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                                     RELO & NON-RELOCATION MORTGAGES
                                           WFMBS SERIES 2003-I
                                        POOL PROFILE (07/30/2003)

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                                                       ----------------------       ----------------------
                                                             7/1 POOL                     Tolerance
                                                       ----------------------       ----------------------
AGGREGATE PRINCIPAL BALANCE                                     $266,720,155                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                           1-Aug-03                          N/A
INTEREST RATE RANGE                                          3.750% - 7.375%                          N/A
GROSS WAC                                                             5.108%                (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE
                                                                    37.5 bps
MASTER SERVICING FEE                                                 1.0 bps on Securitization only
WAM (in months)                                                          358                (+/- 2 months)

WALTV                                                                    66%                 (maximum +5%)

CALIFORNIA PERCENT                                                       38%                 (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                                           2%                (maximum  +3%)

AVERAGE LOAN BALANCE                                                $391,085            (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                                   $1,000,000          (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                                               16%                (maximum  +5%)

PRIMARY RESIDENCE PERCENT                                                97%                 (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                                           89%                 (minimum -5%)

FULL DOCUMENTATION PERCENT                                               68%                 (minimum -5%)

WA FICO                                                                  736                 (minimum -10)

UNINSURED > 80% LTV PERCENT                                               0%                 (maximum +3%)

RELOCATION PERCENT                                                        4%                 (minimum -2%)

GROSS MARGIN                                                          2.749%                 (+ / - 5 bps)

GROSS LIFECAP                                                        10.108%                (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                                                    82              (+ / - 3 months)

INTEREST ONLY PERCENT                                                    32%                (maximum  +5%)

              THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                 MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                     SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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
(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                 WFMBS MORTGAGE LOAN POOL
                                     20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                                             RELO & NON-RELOCATION MORTGAGES
                                                   WFMBS SERIES 2003-I
                                                   PRICING INFORMATION
                                                POOL PROFILE (07/30/2003)
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COLLATERAL                              All Mortgage Loans will Index off the One Year CMT.
                                  None of the Mortgage Loans have a convertibility feature.
          Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                             Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                          TBD by Wells Fargo

PASS THRU RATE                                           Net WAC or Ratio Stripped/Variable

STRUCTURE                                              TO CONFORM TO WFMBS 2002-B or 2002-F
                                                                      EXCEPT AS NOTED BELOW
                               (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                            11-Aug-03                        9:00 AM

PRICING DATE                                                                            TBD

SETTLEMENT DATE                                                                   28-Aug-03

ASSUMED SUB LEVELS                                                       Rating Agency      AGG Level
Levels and Rating Agencies for                                  AAA      Moody's/Fitch        2.85%
2003-I to be determined by                                       AA          Fitch            1.50%
Wells Fargo                                                       A          Fitch            0.85%
                                                                BBB          Fitch            0.55%
                                                                 BB          Fitch            0.35%
                                                                  B          Fitch            0.20%

                                                                    Note:  AAA Class will be rated by two rating agencies.
                                                                    AA through B Classes will be rated by one rating agency.


NOTE:  Please note the following specifics of the 2003-I structure:
Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
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WFMBS CONTACTS                                Brad Davis (301) 846-8009
                                              Gretchen Markley (301) 846-8356
                                              Mike Miller (301) 815-6397


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                                           WFASC Denomination Policy
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                                                                                     Minimum
                                                                                  Denomination      Physical       Book Entry
Type and Description of Certificates                                                 (1)(4)       Certificates    Certificates
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                 $25,000         Allowed        Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000         Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that           $100,000         Allowed        Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                           (2)           Allowed        Allowed

Residual Certificates                                                                  (3)          Required      Not Allowed

All other types of Class A Certificates                                                (5)             (5)            (5)



Class B (Investment Grade)                                                          $100,000         Allowed        Allowed

Class B (Non-Investment Grade)                                                      $250,000        Required      Not Allowed
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
(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.
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